497AD OFFERING NOTIFICATION

Dated: July 8, 2019

Filed pursuant to Rule 497(a)

Registration File No. 333-231946

Rule 482 ad

NOT FOR DISTRIBUTION IN THE EUROPEAN ECONOMIC AREA, THE UNITED KINGDOM, HONG KONG, JAPAN AND THE CANADIAN TERRITORIES OF NUNAVUT, NORTHWEST TERRITORIES AND YUKON.

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification — Owl Rock Capital Corporation

Issuer:	Owl Rock Capital Corporation (“ORCC”) is an externally managed specialty finance company focused on lending to middle market companies that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended

Ticker Symbol (Exchange):	ORCC (New York Stock Exchange)

Type of Offering:	Initial Public Offering of Common Stock

Anticipated Price:	$15.30-$16.30

Expected Pricing:	Week of July 15, 2019

Size of Offering:	9,500,000 shares; approximately $150 million, based on the midpoint of the anticipated price range

Use of Proceeds:	ORCC intends to use the net proceeds from this offering to pay down its outstanding indebtedness, to make investments in accordance with its investment objectives and strategies and for general corporate purposes

Over-allotment Option:	15%

Common Stock Outstanding Post-Offering:	383,193,244 (without exercise of the over-allotment option)

Joint Book-Running Managers:	Goldman Sachs & Co. LLC; BofA Merrill Lynch; RBC Capital Markets; SunTrust Robinson Humphrey; Wells Fargo Securities; Credit Suisse; Deutsche Bank Securities; JMP Securities; Keefe, Bruyette & Woods, a Stifel Company; Morgan Stanley; Raymond James; SOCIETE GENERALE

Co-Managers:	ING; Janney Montgomery Scott; Ladenburg Thalmann; MUFG; Seaport Global

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of ORCC before investing. The preliminary prospectus, dated July 8, 2019, contains this and other information about ORCC and should be read carefully before investing. The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.

This communication will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, by telephone at (866) 471-2526, or by email at Prospectus-ny@ny.email.gs.com; BofA Merrill Lynch, NC1-004-03-43 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attention: Prospectus Department, or by email at dg.prospectus_requests@baml.com; RBC Capital Markets, 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Equity Syndicate Department, by telephone at (877) 822-4089 or by email at equityprospectus@rbccm.com; SunTrust Robinson Humphrey, 3333 Peachtree Road, 11th Floor Atlanta, Georgia 30326, Attention: Prospectus Department, by telephone at (404) 926-5744, or by email at strh.prospectus@suntrust.com; Wells Fargo Securities, 375 Park Avenue, New York, NY 10152-4077, by telephone at (800) 326-5897, or by email at cmclientsupport@wellsfargo.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.